UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2008

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50918	46-0500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2008, Airbee Wireless, Inc. (the “Company”) entered into a Debenture and Warrant Purchase Agreement (the “Purchase Agreement”), effective as of January 30, 2008, with certain investors including BARTFAM, a California limited partnership and certain other affiliated persons named therein (the “Investors”), whereby the Company agreed to sell and issue, and the Investors agreed to purchase, certain secured convertible debentures (the “Debentures”) and warrants to purchase common stock of the Company (the “Warrants”). The Purchase Agreement contemplates the issuance of Debentures and Warrants in three tranches. The first tranche of the working capital loan pursuant to the Purchase Agreement closed on February 6, 2008, at which the Company issued Debentures to the Investors in the principal amount of $500,000, and Warrants to purchase an aggregate of 13,333,500 shares of common stock of the Company. The Purchase Agreement contemplates a second tranche of working capital loan to the Company in the aggregate amount of $500,000, upon the occurrence of certain events that may be waived by the Investors. The Purchase Agreement also contemplates a third tranche of working capital loan to the Company in the maximum aggregate amount of $401,157 at the Investors’ sole discretion following ten (10) days of the closing of the second tranche.

Each Debenture bears interest at a rate of 12% per annum. At the option of the holder of the Debenture, the outstanding principal and accrued but unpaid interest is convertible at any time on or prior to the maturity date of the Debenture, into shares of the Company’s common stock, at a conversion price of $0.02 per share, subject to adjustments as set forth in each Debenture. The Debentures issued in connection with the first tranche have a maturity date of January 30, 2010. The Debenture may not be prepaid by the Company in whole or in part prior to the maturity date of the Debenture, without the prior written consent of the holder of the Debenture. The holder of the Debenture has certain registration rights with respect to the shares of common stock of the Company issuable upon conversion of the Debenture, pursuant to a Registration Rights Agreement to be executed as set forth in the Purchase Agreement. The Debenture is secured by a security interest in all of the assets of the Company pursuant to the terms of the Security Agreement entered into on February 6, 2008, effective as of January 30, 2008, by and among the Company and the investors named therein (the “Security Agreement”). Each Debenture lists certain “Events of Default”, which include, without limitation, any default in the payment of principal of, interest on or other charges in respect of the Debenture as and when they become due and payable, and the Company’s failure to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of Debenture, the Purchase Agreement or the Security Agreement.

Each Warrant is exercisable to purchase 26.667 shares of the Company’s stock for each dollar of the principal amount of the Debentures. 33.3333% of the shares purchasable upon exercise of the Warrants have a purchase price of $0.10 per share, 33.3333% of the shares purchasable upon exercise of the Warrants have a purchase price of $0.20 per share, and 33.3333% of the shares purchasable upon exercise of the Warrants have a purchase price of $0.30 per share, subject to adjustments as set forth in each Warrant.

The Security Agreement provides for a security interest in all of the Company’s property, to secure all of the obligations of the Company to the Investors, existing as of January 30, 2008, or thereafter incurred, including the Company’s obligations pursuant to the Purchase Agreement, and the Debentures and Warrants issued thereunder. An “Event of Default” under the Debentures constitutes an “Event of Default” under the Security Agreement.

This announcement is not an offer to sell the Debentures, the Warrants, or the shares of the Company’s common stock issuable upon conversion of the Debenture or exercise of the Warrants. Neither the Debenture, the Warrants, nor the shares of the Company’s common stock issuable upon conversion of the Debentures or exercise of the Warrants, have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the foregoing may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The Debentures and the Warrants, and the shares of the Company’s common stock issuable upon conversion of the Debentures or exercise of the Warrants, were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act. The Agreement contains representations to support the Company’s reasonable belief that the investor had access to information concerning the Company’s operations and financial condition, that the Investor acquired the Debentures and the Warrants for its own account and not with a view to the distribution thereof, and that the investor is an “accredited investors” as defined by Rule 501 promulgated under the Securities Act.

The foregoing descriptions of the Purchase Agreement, the Security Agreement, the Debentures and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Security Agreement, the Debentures and the Warrants, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Form of Debenture and Warrant Purchase Agreement, dated as of January 30, 2008, by and between Airbee Wireless, Inc. and the Investors named therein
10.2	Form of Security Agreement, dated as of January 30, 2008, by and among Airbee Wireless, Inc. and the Secured Party named therein
10.3	Form of Secured Convertible Debenture
10.4	Form of Warrant to purchase common stock of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBEE WIRELESS, INC.

Date: February 11, 2008	/s/ E. Eugene Sharer
Eugene Sharer
President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Debenture and Warrant Purchase Agreement, dated as of January 30, 2008, by and between Airbee Wireless, Inc. and the Investors named therein
10.2	Form of Security Agreement, dated as of January 30, 2008, by and among Airbee Wireless, Inc. and the Secured Party named therein
10.3	Form of Secured Convertible Debenture
10.4	Form of Warrant to purchase common stock of the Company